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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)   August 21, 2001
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                             MEGO FINANCIAL CORP.
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            (Exact name of registrant as specified in its charter)

                                   New York
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                (State or other jurisdiction of incorporation)



               1-8645                                     13-5629885
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      (Commission File Number)                (IRS Employer Identification No.)


                              4310 Paradise Road
                            Las Vegas, Nevada 89109
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         (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code   (702) 737-3700
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 4.     Changes in Registrant's Certifying Accountant
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     On August 21, 2001, Mego Financial Corp. (the "Company") engaged Ernst &
Young LLP ("E&Y") as the Company's independent accountant for its fiscal year ending 2001.

     During the Company's two most recent fiscal years and any subsequent interim periods, neither the Company nor anyone acting on its behalf consulted with E&Y regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Deloitte & Touche LLP, the Company's previous auditors, or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K) with respect to Deloitte & Touche LLP.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MEGO FINANCIAL CORP.


Dated:  August 23, 2001                     By: /s/ Jerome J. Cohen
                                                -------------------------
                                            Name: Jerome J. Cohen
                                            Its:  President

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